SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange act 1934

August 13, 2004
(Date of report/date of earliest event reported)

CONSUMERS BANCORP, INC.

(Exact name of registrant as specified in its charter)

OHIO (State or other jurisdiction of incorporation or organization)	033-79130 (Commission File Number)	34-1771400 (I.R.S. Employer Identification No.)

614 East Lincoln Way
P.O. Box 256
Minerva, Ohio 44657
(Address of principal executive offices)

(330) 868-7701
(Issuer’s telephone number)

N/A
(Former name of former address, if changes since last report)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
Exhibit 99.1 News Release

Item 12. Results of Operations and Financial Condition.

Consumers Bancorp, Inc. reported its earnings results for the fourth quarter ended June 30, 2004 and full fiscal year 2004 (The press release describing these results is furnished hereunder as Exhibit 99.1). The press release was unintentionally omitted from the previous filing by the company’s filing agent.

c. Exhibit 99.1 Press Release dated August 13, 2004 of Consumers Bancorp, Inc. (furnished pursuant to Item 12 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consumers Bancorp Inc.
Date: August 13, 2004	/s/ Steven L. Muckley
Steven L. Muckley, President & Chief Executive Officer